[Logo] M F S (R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)




                               [Graphic Omitted]


                              MFS(R) INTERNATIONAL
                              GROWTH FUND

                              ANNUAL REPORT o MAY 31, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 24
Independent Auditors' Report .............................................. 30
Trustees and Officers ..................................................... 33

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did very dramatically this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1.  VOLATILITY CAN BE A GOOD THING
We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high stock prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2.  INVEST FOR THE LONG TERM
You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- five, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3.  INVEST REGULARLY
Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into which portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares. And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4.  DIVERSIFY
One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, by moving money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in seven out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in seven out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    June 15, 2000

--------------
(1) For a more complete explanation of dollar-cost averaging and the math involved, see "ABCs of Investing" in the Investor Education section of our Web site (www.mfs.com).
(2) Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89,
    '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

A prospectus containing more complete information on any MFS product, including all charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David R. Mannheim]
     David R. Mannheim

For the 12 months ended May 31, 2000, Class A shares of the fund provided a total return of 26.58%, Class B shares 25.85%, Class C shares 25.94%, and Class I shares 27.54%. These returns, which assume the reinvestment of any distributions but exclude the effects of any sales charges, compare to returns over the same period of 17.43% and 23.77%, respectively, for the fund's benchmarks, the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index and the Lipper International Funds Index (the Lipper Index). During the same period, the average international fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 25.54%. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index of developed-country global stock markets, excluding the United States, Canada, and the South African mining component. The Lipper mutual fund indices are unmanaged, net-asset-value-weighted indices of the largest qualifying mutual funds within their respective fund classifications, adjusted for the reinvestment of capital gain distributions and income dividends.

Q. THE FUND OUTPERFORMED BOTH ITS BENCHMARKS AND A MAJORITY OF ITS COMPETITORS OVER THE PAST YEAR. WHAT ARE SOME OF THE FACTORS THAT AFFECTED PERFORMANCE?

A. We feel the fund's strategy of relatively broad sector diversification was a major factor in helping us outperform in difficult market conditions. In Asia and Europe, we witnessed the same market phenomena as in the United
    States: high volatility and rotation between new-economy stocks, or companies seen as being technology rich, and old-economy stocks, or companies viewed as being technology poor and as having done business the same way for a long time. Through the fourth quarter of 1999 and into February 2000, we had a strong rally in new-economy stocks, or what Europeans refer to as TMT: technology, media, and telecommunications. Then in late winter and spring we had what we view as a natural correction in high-valuation TMT issues, with money rotating back toward old-economy stocks.

    The big drivers of the fund's performance for much of the period were our TMT holdings. But when we gave back a portion of our TMT gains during the market volatility in late winter and spring, the rotation into old-economy stocks helped some of our other sectors, such as financial services. So we feel conditions during the period supported our long-standing belief that diversification may help serve investors well by providing competitive returns over a variety of market cycles. We also took advantage of market volatility to buy shares in what we believed were fundamentally sound companies with depressed stock prices.

    A factor that hurt performance, however, was the decline of the euro over the period. Since our results must always be converted back into dollars, any profits we make on European equities are decreased if the euro declines versus the dollar. Conversely, a rising euro would give an extra boost to profits on our European holdings.

Q. ABOUT A YEAR AGO, UTILITIES AND COMMUNICATIONS BECAME THE LARGEST SECTOR IN THE FUND AND HAS REMAINED SO. COULD YOU COMMENT ON THAT?

A. This is actually a byproduct of our style of individual bottom-up stock picking. Utilities and communications, particularly telecommunications, is simply the area in which we have found the most companies with strong earnings growth prospects at reasonable valuations -- as opposed to some other areas of TMT, where we feel valuations have gotten dangerously high. Although, as we mentioned, these holdings gave up some of their gains late in the period, we still feel very positive about them as a group.

    Our focus has been largely on wireless carriers and what are called alternative carriers. These are companies that come into a market with new technology, such as all-fiber-optic networks, and are able to undercut the incumbents' prices. Cable & Wireless in the United Kingdom and AT&T Canada are examples of alternative carriers. Major wireless carriers that we hold include NTT Mobile Communications, the largest cellular company in Japan, KPN in the Netherlands, and Vodafone AirTouch in the United Kingdom.

Q.  IN WHAT AREAS ARE YOU FINDING NEW OPPORTUNITIES?

A. Fast Retailing is a stock that we think exemplifies how our bottom-up Original Research(SM) may uncover new opportunities in difficult markets. With rising unemployment and a weak economy, we would not generally consider Japan to be a great environment in which to invest in a retail company. But Fast Retailing is a chain of unisex casual clothing stores that has broken out of the traditional Japanese retail mold. By cutting out layers of middlemen, it has been able to undercut department store prices by as much as 50% to 60%. However, until recently the market's perception seemed to be that the company's stock was already fully valued.

    Our retail analyst in Tokyo had been following the stock for some time when he urged us last fall to increase our existing small position in Fast Retailing. The analyst had been visiting its stores and had seen lines of customers stretching around the block. Conversations with store managers confirmed that the company was experiencing phenomenal sales growth. We concluded that Fast Retailing's stock was actually underpriced relative to future earnings, and we strongly increased our position. Subsequently, the market appears to have arrived at a similar opinion, and our holding has appreciated considerably.

    Another large holding that illustrates our Original Research process is Chugai Pharmaceutical. We added this Japanese company to the portfolio over a year ago because our research revealed that, although the company's earnings growth was only average or slightly above, it appeared to have a hidden gem that was not yet reflected in its stock price. GenProbe, a Chugai subsidiary in San Diego, was developing a blood-screening technology that we believe may become a world standard in the screening for AIDS and other diseases. As the market has come to recognize the potential of GenProbe, the price of Chugai stock has risen significantly. We believe it may have further potential as its blood-screening technology comes closer to its initial product launch.

Q.  COULD YOU GIVE US YOUR OUTLOOK ON THE MARKETS?

A. On a cautionary note, we feel that valuations in the markets are high, so investors should not expect overall returns to be what they've been in the past. That said, we think the prospects for earnings growth have actually improved over the past year for a majority of the companies in which we're invested. Japan has moved from negative to positive earnings growth. In much of the rest of Asia, we've seen continued and accelerating recovery from the regional financial crisis of 1998. And in Europe, our projections of average annual earnings growth have increased from 8% to 10% a year ago to 12% to 15% for 2000, a rate we feel may be sustainable into next year. However, no forecasts are guaranteed.

    One factor in this positive outlook is the strong dollar. We talked about this earlier as being, in one respect, a negative for the fund. But it is a positive factor for overseas firms competing against dollar-based companies. In the United States, for example, a strong dollar makes imported goods less expensive and therefore more competitive.

    We also see the establishment of the euro zone as a positive development. We believe it is propelling European companies into a wider marketplace, forcing them to act more competitively and focus more on delivering stock performance for shareholders. Other factors contributing to our outlook for strong international earnings growth include continued deregulation in many foreign marketplaces and industries, as well as ongoing restructuring in Europe and Asia -- trends that echo earlier developments in the United States that have contributed strongly to our current economic boom.

/s/ David R. Mannheim

    David R. Mannheim
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

   DAVID R. MANNHEIM IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND DIRECTOR OF INTERNATIONAL PORTFOLIO MANAGEMENT. HE IS PORTFOLIO MANAGER OF MFS(R) GLOBAL EQUITY FUND, MFS(R) INTERNATIONAL GROWTH FUND, MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND, AND THE INTERNATIONAL GROWTH SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS.

   MR. MANNHEIM JOINED MFS IN 1988 AND WAS NAMED INVESTMENT OFFICER IN 1990, ASSISTANT VICE PRESIDENT IN 1991, VICE PRESIDENT AND PORTFOLIO MANAGER IN 1992, SENIOR VICE PRESIDENT IN 1997, AND DIRECTOR OF INTERNATIONAL PORTFOLIO MANAGEMENT IN 1999. HE IS A GRADUATE OF AMHERST COLLEGE AND THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED
   BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
-------------------------------------------------------------------------------



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

-------------------------------------------------------------------------------
   FUND FACTS
-------------------------------------------------------------------------------

  OBJECTIVE:              SEEKS TO PROVIDE CAPITAL APPRECIATION BY INVESTING
                          PRIMARILY IN NON-U.S. STOCKS GROWING AT RATES EXPECTED
                          TO BE WELL ABOVE THE GROWTH RATE OF THE OVERALL
                          U.S. ECONOMY.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  OCTOBER 24, 1995

  CLASS INCEPTION:        CLASS A  OCTOBER 24, 1995
                          CLASS B  OCTOBER 24, 1995
                          CLASS C  JULY 1, 1996
                          CLASS I  JANUARY 2, 1997

  SIZE:                   $119.7 MILLION NET ASSETS AS OF MAY 31, 2000
-------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, October 24, 1995, through May 31, 2000. Index information is from November 1, 1995.)

                  MFS INTERNATIONAL      LIPPER
                     GROWTH FUND      INTERNATIONAL       MSCI EAFE
                     - CLASS A         FUNDS INDEX          INDEX
          ----------------------------------------------------------
          5/96         $10,614           $11,196           $11,132
          5/97          10,840            12,936            12,006
          5/98          11,607            14,908            13,376
          5/99          10,180            14,672            13,999
          5/00          12,886            18,159            16,439

TOTAL RATES OF RETURN THROUGH MAY 31, 2000

CLASS A
                                                             1 Year         3 Years           Life*
---------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge              +26.58%         +18.88%         +35.29%
---------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge          +26.58%         + 5.93%         + 6.79%
---------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge          +20.57%         + 4.23%         + 5.66%
---------------------------------------------------------------------------------------------------

CLASS B
                                                             1 Year         3 Years           Life*
---------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge              +25.85%         +16.97%         +31.93%
---------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge          +25.85%         + 5.36%         + 6.21%
---------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge          +21.85%         + 4.45%         + 5.85%
---------------------------------------------------------------------------------------------------

CLASS C
                                                             1 Year         3 Years           Life*
---------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge              +25.94%         +16.99%         +32.30%
---------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge          +25.94%         + 5.37%         + 6.27%
---------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge          +24.94%         + 5.37%         + 6.27%
---------------------------------------------------------------------------------------------------

CLASS I
                                                             1 Year         3 Years           Life*
---------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge              +27.54%         +20.91%         +37.85%
---------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge          +27.54%         + 6.53%         + 7.22%
---------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                             1 Year         3 Years           Life*
---------------------------------------------------------------------------------------------------
Average international fund+                                 +25.54%         +11.88%         +12.71%
---------------------------------------------------------------------------------------------------
Lipper International Funds Index+                           +23.77%         +11.97%         +13.90%
---------------------------------------------------------------------------------------------------
MSCI EAFE Index#                                            +17.43%         +11.04%         +11.45%
---------------------------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, October 24, 1995, through May 31, 2000. Index information is from November 1, 1995.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class C share performance includes the performance of the fund's Class B shares for periods prior to its inception (blended performance). Class C blended performance has been adjusted to take into account the lower CDSC applicable to Class C shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period. Class I share performance includes the performance of the fund's Class A shares for periods prior to its inception (blended performance). Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF MAY 31, 2000

FIVE LARGEST STOCK SECTORS

               UTILITIES & COMMUNICATIONS                 23.4%
               TECHNOLOGY                                 11.9%
               FINANCIAL SERVICES                         11.8%
               LEISURE                                    11.2%
               HEALTH CARE                                10.6%


TOP 10 STOCK HOLDINGS

VODAFONE AIRTOUCH PLC  3.9%                     PROSIEBEN MEDIA AG  2.6%
U.K. telecommunications company                 German commercial television
                                                network
NTT MOBILE COMMUNICATIONS NETWORK, INC.  3.5%
Japanese mobile phone company                   NOVARTIS AG  2.6%
                                                Swiss pharmaceutical company
CANON, INC.  3.4%
Japanese office equipment and imaging company   AKZO NOBEL N.V.  2.6%
                                                Dutch diversified pharmaceutical
HITACHI LTD.  3.2%                              and chemical company
Japanese electronics company
                                                SAAB AB  2.5%
CHUGAI PHARMACEUTICAL CO. LTD.  3.1%            Swedish aircraft, space, and
Japanese pharmaceutical manufacturer            defense company

                                                NTL, INC.  2.5%
                                                U.S.-based telecommunications
                                                company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- May 31, 2000

Stocks - 95.9%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                    VALUE
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 93.5%
  Australia - 2.6%
    Publishing & Broadcasting Ltd. (Broadcasting)                       149,600             $  1,100,974
    QBE Insurance Group Ltd. (Insurance)*                               545,459                2,072,488
                                                                                            ------------
                                                                                            $  3,173,462
--------------------------------------------------------------------------------------------------------
  Bermuda - 0.4%
    FLAG Telecom Holdings Ltd. (Telecommunications)*                     37,680             $    534,585
--------------------------------------------------------------------------------------------------------
  Canada - 4.8%
    Anderson Exploration Ltd. (Oils)*                                    65,400             $  1,207,633
    AT&T Canada, Inc. (Telecommunications)*                              22,700                  885,300
    BCE, Inc. (Telecommunications)                                       39,800                  930,279
    Canadian National Railway Co. (Railroads)                            75,208                2,016,514
    Nortel Networks Corp. (Telecommunications)                           13,505                  719,263
                                                                                            ------------
                                                                                            $  5,758,989
--------------------------------------------------------------------------------------------------------
  Finland - 2.1%
    Helsingin Puhelin Oyj (Telecommunications)                           33,400             $  2,367,566
    HPY Holding - HTF Holding Oyj Abp (Telecommunications)*               4,100                  133,804
                                                                                            ------------
                                                                                            $  2,501,370
--------------------------------------------------------------------------------------------------------
  France - 12.0%
    Aventis S.A. (Pharmaceuticals)                                       18,200             $  1,183,167
    Banque Nationale de Paris (Banks and Credit Cos.)                    19,800                1,786,727
    Bouygues S.A. (Telecommunications)                                    3,020                1,870,325
    Castorama Dubois Investisse (Retail)                                  2,623                  662,994
    Sanofi-Synthelabo S.A. (Medical and Health Products)*                54,800                2,389,485
    Technip S.A. (Construction)                                          14,200                1,480,717
    Television Francaise (Entertainment)                                    757                  487,177
    Total S.A., "B" (Oils)                                               14,000                2,205,463
    Vivendi S.A. (Business Services)                                     21,100                2,263,197
                                                                                            ------------
                                                                                            $ 14,329,252
--------------------------------------------------------------------------------------------------------
  Germany - 2.5%
    ProSieben Media AG, Preferred (Entertainment)*                       31,800             $  3,037,170
--------------------------------------------------------------------------------------------------------
  Greece - 0.4%
    Antenna TV S.A., ADR (Broadcasting)*                                 28,547             $    449,615
--------------------------------------------------------------------------------------------------------
  Ireland - 0.4%
    Anglo Irish Bank Corp. PLC (Banks and Credit Cos.)                  230,511             $    510,506
--------------------------------------------------------------------------------------------------------
  Israel - 0.3%
    Partner Communications Co. Ltd., ADR (Cellular Telephones)*          47,325             $    337,191
--------------------------------------------------------------------------------------------------------
  Italy - 1.5%
    Telecom Italia Mobile S.p.A. (Telecommunications)                   156,080             $  1,626,082
    Telecom Italia Mobile S.p.A., Saving Shares
      (Telecommunications)                                               30,400                  128,161
                                                                                            ------------
                                                                                            $  1,754,243
--------------------------------------------------------------------------------------------------------
  Japan - 21.9%
    Canon, Inc. (Special Products and Services)                          84,000             $  3,869,242
    Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)                    208,000                3,563,893
    Chukyo Coca-Cola Bottling Co. Ltd. (Food and
      Beverage Products)                                                 38,000                  392,069
    Fast Retailing Co. (Retail)                                           5,600                2,389,673
    Fuji Heavy Industries Ltd. (Automotive)                             162,000                1,203,566
    Fujitsu Ltd. (Computer Hardware - Systems)                           58,000                1,642,831
    Hitachi Ltd. (Electronics)                                          295,000                3,654,625
    Mikuni Coca-Cola Bottling Co. Ltd. (Food and
      Beverage Products)                                                 55,000                  776,885
    Mitsubishi Electric Corp. (Electronics)                             110,000                1,080,795
    Mitsubishi Motors Corp. (Automotive)                                186,000                  604,569
    Nippon Telegraph & Telephone Co. (Utilities - Telephone)                132                1,569,094
    NTT Mobile Communications Network, Inc. (Telecommunications)            157                4,053,306
    Sony Corp. (Electronics)                                              9,000                  814,915
    Toshiba Corp. (Electronics)                                          59,000                  569,836
                                                                                            ------------
                                                                                            $ 26,185,299
--------------------------------------------------------------------------------------------------------
  Mexico - 1.1%
    Grupo Television S.A. de C.V., GDR (Entertainment)*                  17,800             $    991,237
    Kimberly-Clark de Mexico S.A. de C.V. (Forest and
      Paper Products)                                                   119,800                  371,776
                                                                                            ------------
                                                                                            $  1,363,013
--------------------------------------------------------------------------------------------------------
  Netherlands - 10.4%
    Akzo Nobel N.V. (Chemicals)                                          77,200             $  2,945,702
    Completel Europe N.V. (Telecommunications)*                           1,310                   15,273
    ING Groep N.V. (Financial Services)*                                 32,932                1,969,182
    Koninklijke (Royal) Philips Electronics N.V. (Electronics)           51,700                2,307,838
    KPN N.V. (Telecommunications)*                                       26,214                2,366,741
    Libertel N.V. (Cellular Telecommunications)*                         39,200                  606,926
    Royal Dutch Petroleum Co. (Oils)                                     35,600                2,192,468
                                                                                            ------------
                                                                                            $ 12,404,130
--------------------------------------------------------------------------------------------------------
  Norway - 1.5%
    NetCom ASA (Telecommunications)*                                      9,890             $    392,276
    Schibsted ASA (Publishing)                                           40,310                  785,875
    Sparebanken NOR (Banks and Credit Cos.)                              30,000                  579,832
                                                                                            ------------
                                                                                            $  1,757,983
--------------------------------------------------------------------------------------------------------
  Portugal - 0.9%
    Telecel - Comunicacoes Pessoais, S.A. (Cellular
      Telecommunications)                                                64,800             $  1,051,638
--------------------------------------------------------------------------------------------------------
  Singapore - 3.0%
    Overseas Union Bank Ltd. (Banks and Credit Cos.)                    487,626             $  1,674,192
    Overseas-Chinese Banking Corp. Ltd. (Banks and Credit Cos.)         187,000                1,052,077
    Singapore Press Holdings Ltd. (Printing and Publishing)              58,000                  873,514
                                                                                            ------------
                                                                                            $  3,599,783
--------------------------------------------------------------------------------------------------------
  South Korea
    Mirae Corp., ADR (Electronics)*                                       5,460             $     39,585
--------------------------------------------------------------------------------------------------------
  Spain - 1.1%
    Repsol S.A. (Oils)                                                   61,900             $  1,320,380
--------------------------------------------------------------------------------------------------------
  Sweden - 2.7%
    NetCom AB (Telecommunications)*                                       4,700             $    332,387
    Saab AB, "B" (Aerospace)                                            349,200                2,839,024
    Tele1 Europe Holdings AB (Telecommunications)*                        1,020                   12,326
                                                                                            ------------
                                                                                            $  3,183,737
--------------------------------------------------------------------------------------------------------
  Switzerland - 2.6%
    Novartis AG (Medical and Health Products)                             2,000             $  2,951,111
    Synthes-Stratec, Inc. (Medical and Health Products)*                    450                  200,250
                                                                                            ------------
                                                                                            $  3,151,361
--------------------------------------------------------------------------------------------------------
  United Kingdom - 21.3%
    AstraZeneca Group PLC (Medical and Health Products)                  45,266             $  1,898,056
    BAE Systems PLC (Aerospace)*                                        248,338                1,558,915
    BP Amoco PLC (Oils)                                                 224,700                2,046,026
    Cable & Wireless Communications PLC, ADR (Telecommunications)       130,733                2,181,260
    Capital Radio PLC (Broadcasting)                                     34,600                  652,044
    Carlton Communicatons PLC (Broadcasting)                            165,900                1,971,125
    CGNU PLC (Insurance)*                                               130,700                2,001,989
    Diageo PLC (Food and Beverage Products)*                            189,321                1,620,475
    NDS Group PLC, ADR (Internet)*                                        1,970                  131,005
    Next PLC (Retail)                                                   145,300                1,358,917
    Reckitt Benckiser PLC (Consumer Goods and Services)*                117,500                1,288,811
    Royal Bank of Scotland PLC (Banks and Credit Cos.)*                 112,796                1,856,666
    United News & Media PLC (Broadcasting)                              191,500                2,417,137
    Vodafone AirTouch PLC (Telecommunications)*                         978,261                4,464,800
                                                                                            ------------
                                                                                            $ 25,447,226
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                        $111,890,518
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 2.4%
  Telecommunications - 2.4%
    NTL, Inc.*                                                           47,999             $  2,834,941
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $103,445,413)                                                $114,725,459
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 9.0%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Associates First Capital Corp., due 6/01/00                        $  4,000             $  4,000,000
    General Electric Capital Corp., due 6/01/00                           4,000                4,000,000
    Morgan Stanley Dean Witter & Co., due 6/01/00                         2,783                2,783,000
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                             $ 10,783,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $114,228,413)                                           $125,508,459

Other Assets, Less Liabilities - (4.9)%                                                       (5,855,241)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $119,653,218
--------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
MAY 31, 2000
-------------------------------------------------------------------------------
  Assets:
    Investments, at value (identified cost, $114,228,413)          $125,508,459
    Investments of cash collateral for securities loaned, at
      identified cost and value                                      15,019,151
    Foreign currency, at value (identified cost, $173,900)              172,875
    Receivable for Fund shares sold                                     977,889
    Receivable for investments sold                                     589,747
    Interest and dividends receivable                                   319,394
    Deferred organization expenses                                        2,091
    Other assets                                                            805
                                                                   ------------
        Total assets                                               $142,590,411
                                                                   ------------
  Liabilities:
    Payable to custodian                                           $    837,256
    Collateral for securities loaned, at value                       15,019,151
    Payable for Fund shares reacquired                                6,749,695
    Payable for investments purchased                                   192,546
    Payable to affiliates -
      Management fee                                                      3,073
      Shareholder servicing agent fee                                       315
      Distribution and service fee                                        2,385
      Administrative fee                                                     55
    Accrued expenses and other liabilities                              132,717
                                                                   ------------
        Total liabilities                                          $ 22,937,193
                                                                   ------------
  Net assets                                                       $119,653,218
                                                                   ============
  Net assets consist of:
    Paid-in capital                                                $ 95,416,240
    Unrealized appreciation on investments and translation of
      assets and liabilities in foreign currencies                   11,269,947
    Accumulated undistributed net realized gain on
      investments and foreign currency transactions                  12,773,322
    Accumulated undistributed net investment income                     193,709
                                                                   ------------
        Total                                                      $119,653,218
                                                                   ============
Shares of beneficial interest outstanding                            6,285,861
                                                                     =========
Class A shares:
  Net asset value per share
    (net assets of $60,133,258 / 3,133,912 shares of
    beneficial interest outstanding)                                  $19.19
                                                                      ======
  Offering price per share (100 / 95.25 of net asset value
    per share)                                                        $20.15
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $53,764,154 / 2,845,574 shares of
    beneficial interest outstanding)                                  $18.89
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $5,755,682 / 306,369 shares of
    beneficial interest outstanding)                                  $18.79
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $124 / 6.375 shares of beneficial
    interest outstanding)                                             $19.45
                                                                      ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED MAY 31, 2000
-------------------------------------------------------------------------------

  Net investment income:
    Income -
      Dividends                                                    $  2,508,008
      Interest                                                          267,650
      Foreign taxes withheld                                           (231,564)
                                                                   ------------
        Total investment income                                    $  2,544,094
                                                                   ------------
    Expenses -
      Management fee                                               $  1,046,635
      Trustees' compensation                                             18,873
      Shareholder servicing agent fee                                   107,347
      Distribution and service fee (Class A)                            267,254
      Distribution and service fee (Class B)                            492,172
      Distribution and service fee (Class C)                             45,624
      Administrative fee                                                 14,360
      Custodian fee                                                     187,644
      Printing                                                           44,562
      Postage                                                            22,789
      Auditing fees                                                      46,855
      Legal fees                                                          2,555
      Amortization of organization expenses                               5,197
      Miscellaneous                                                     184,875
                                                                   ------------
        Total expenses                                             $  2,486,742
      Fees paid indirectly                                               (9,324)
                                                                   ------------
        Net expenses                                               $  2,477,418
                                                                   ------------
          Net investment income                                    $     66,676
                                                                   ------------
  Realized and unrealized gain (loss) on investments:
    Realized gain (identified cost basis) -
      Investment transactions                                      $ 20,427,129
      Foreign currency transactions                                     122,362
                                                                   ------------
        Net realized gain on investments and foreign currency
          transactions                                             $ 20,549,491
                                                                   ------------
    Change in unrealized appreciation (depreciation) -
      Investments                                                  $  4,890,876
      Translation of assets and liabilities in foreign currencies       (94,768)
                                                                   ------------
        Net unrealized gain on investments and foreign currency
          translation                                              $  4,796,108
                                                                   ------------
          Net realized and unrealized gain on investments and
            foreign currency                                       $ 25,345,599
                                                                   ------------
            Increase in net assets from operations                 $ 25,412,275
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------
YEAR ENDED MAY 31,                                                        2000                   1999
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                    $     66,676           $   (177,674)
  Net realized gain (loss) on investments and foreign
    currency transactions                                           20,549,491             (7,452,326)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                             4,796,108             (4,950,889)
                                                                  ------------           ------------
      Increase (decrease) in net assets from operations           $ 25,412,275           $(12,580,889)
                                                                  ------------           ------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions (Class A)                                        $       --             $ (1,316,893)
  From net realized gain on investments and foreign currency
    transactions (Class B)                                                --               (1,304,683)
  From net realized gain on investments and foreign currency
    transactions (Class C)                                                --                 (102,675)
  From net realized gain on investments and foreign currency
    transactions (Class I)                                                --                   (3,104)
                                                                  ------------           ------------
      Total distributions declared to shareholders                $       --             $ (2,727,355)
                                                                  ------------           ------------
Net increase (decrease) in net assets from Fund share
  transactions                                                    $  4,867,725           $(11,566,970)
                                                                  ------------           ------------
        Total increase (decrease) in net assets                   $ 30,280,000           $(26,875,214)
Net assets:
  At beginning of period                                            89,373,218            116,248,432
                                                                  ------------           ------------
At end of period (including accumulated undistributed net
  investment income of $193,709 and accumulated net investment
  loss of $11,356, respectively)                                  $119,653,218           $ 89,373,218
                                                                  ============           ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED MAY 31,
                                              --------------------------------------------------------          PERIOD ENDED
                                                2000              1999            1998            1997         MAY 31, 1996*
----------------------------------------------------------------------------------------------------------------------------
                                             CLASS A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period         $15.16            $17.78          $16.90          $16.71                $15.00
                                              ------            ------          ------          ------                ------
Income (loss) from investment operations# -
  Net investment income (loss)                $ 0.05            $ 0.01          $(0.01)         $ 0.02                $ 0.03
  Net realized and unrealized gain (loss)
    on investments and foreign currency         3.98             (2.20)           1.18            0.32                  1.69
                                              ------            ------          ------          ------                ------
      Total from investment operations        $ 4.03            $(2.19)         $ 1.17          $ 0.34                $ 1.72
                                              ------            ------          ------          ------                ------
Less distributions declared to shareholders -
  From net investment income                  $ --              $ --            $(0.22)         $ --                  $(0.01)
  From net realized gain on investments
    and foreign currency transactions           --               (0.43)          (0.07)          (0.15)                 --
                                              ------            ------          ------          ------                ------
      Total distributions declared to
        shareholders                          $ --              $(0.43)         $(0.29)         $(0.15)               $(0.01)
                                              ------            ------          ------          ------                ------
Net asset value - end of period               $19.19            $15.16          $17.78          $16.90                $16.71
                                              ======            ======          ======          ======                ======
Total return(+)                                26.58%           (12.30)%          7.08%           2.13%                11.43%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                    2.04%             2.01%           2.01%           1.99%                 2.24%+
  Net investment income (loss)                  0.31%             0.09%          (0.08)%          0.13%                 0.24%+
Portfolio turnover                               110%              100%            225%             53%                   11%
Net assets at end of period (000 Omitted)    $60,133           $43,678         $53,659         $56,810               $41,483

  * For the period from the commencement of the Fund's investment operations, October 24, 1995, through May 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED MAY 31,
                                             ---------------------------------------------------------          PERIOD ENDED
                                                2000              1999            1998            1997         MAY 31, 1996*
----------------------------------------------------------------------------------------------------------------------------
                                             CLASS B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period         $15.01            $17.71          $16.82          $16.66                $15.00
                                              ------            ------          ------          ------                ------
Income (loss) from investment operations# -
  Net investment loss                         $(0.04)           $(0.07)         $(0.10)         $(0.07)               $(0.03)
  Net realized and unrealized gain (loss)
    on investments and foreign currency         3.92             (2.20)           1.19            0.31                  1.69
                                              ------            ------          ------          ------                ------
      Total from investment operations        $ 3.88            $(2.27)         $ 1.09          $ 0.24                $ 1.66
                                              ------            ------          ------          ------                ------
Less distributions declared to shareholders -
  From net investment income                  $ --              $ --            $(0.13)         $ --                  $ --
  From net realized gain on investments
    and foreign currency transactions           --               (0.43)          (0.07)          (0.08)                 --
                                              ------            ------          ------          ------                ------
    Total distributions declared to
      shareholders                            $ --              $(0.43)         $(0.20)         $(0.08)               $ --
                                              ------            ------          ------          ------                ------
Net asset value - end of period               $18.89            $15.01          $17.71          $16.82                $16.66
                                              ======            ======          ======          ======                ======
Total return                                   25.85%           (12.80)%          6.59%           1.56%                11.07%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                    2.54%             2.51%           2.51%           2.53%                 2.85%+
  Net investment loss                          (0.21)%           (0.42)%         (0.57)%         (0.42)%               (0.31)%+
Portfolio turnover                               110%              100%            225%             53%                   11%
Net assets at end of period (000 Omitted)    $53,764           $41,959         $59,055         $62,958               $43,264

  * For the period from the commencement of the Fund's investment operations, October 24, 1995, through May 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED MAY 31,
                                                     ------------------------------------------            PERIOD ENDED
                                                        2000              1999              1998           MAY 31, 1997*
------------------------------------------------------------------------------------------------------------------------
                                                     CLASS C
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                 $14.93            $17.62            $16.76                  $16.83
                                                      ------            ------            ------                  ------
Income (loss) from investment operations# -
  Net investment income (loss)                        $ 0.01            $(0.07)           $(0.10)                 $(0.04)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                    3.85             (2.19)             1.19                    0.15
                                                      ------            ------            ------                  ------
      Total from investment operations                $ 3.86            $(2.26)           $ 1.09                  $ 0.11
                                                      ------            ------            ------                  ------
Less distributions declared to shareholders -
  From net investment income                          $ --              $ --              $(0.16)                 $ --
  From net realized gain on investments and
    foreign currency transactions
                                                        --               (0.43)            (0.07)                  (0.18)
                                                      ------            ------            ------                  ------
      Total distributions declared to
        shareholders                                  $ --              $(0.43)           $(0.23)                 $(0.18)
                                                      ------            ------            ------                  ------
Net asset value - end of period                       $18.79            $14.93            $17.62                  $16.76
                                                      ======            ======            ======                  ======
Total return                                           25.94%           (12.87)%            6.62%                   0.79%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                            2.54%             2.51%             2.52%                   2.50%+
  Net investment income (loss)                          0.04%            (0.43)%           (0.56)%                 (0.27)%+
Portfolio turnover                                       110%              100%              225%                     53%
Net assets at end of period (000 Omitted)             $5,756            $3,608            $3,380                  $2,397

 * For the period from the inception of Class C, July 1, 1996, through May 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED MAY 31,
                                                     -------------------------------------------            PERIOD ENDED
                                                        2000              1999              1998           MAY 31, 1997*
------------------------------------------------------------------------------------------------------------------------
                                                     CLASS I
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                 $15.26            $17.81            $16.94                  $15.90
                                                      ------            ------            ------                  ------
Income (loss) from investment operations# -
  Net investment income (loss)                        $(0.07)           $ 0.10            $ 0.10                  $ 0.11
  Net realized and unrealized gain (loss) on
    investments and foreign currency                    4.26             (2.22)             1.15                    0.93
                                                      ------            ------            ------                  ------
      Total from investment operations                $ 4.19            $(2.12)           $ 1.25                  $ 1.04
                                                      ------            ------            ------                  ------
Less distributions declared to shareholders -
  From net investment income                          $ --              $ --              $(0.31)                 $ --
  From net realized gain on investments and
    foreign currency transactions
                                                        --               (0.43)            (0.07)                   --
                                                      ------            ------            ------                  ------
      Total distributions declared to
        shareholders                                  $ --              $(0.43)           $(0.38)                 $ --
                                                      ------            ------            ------                  ------
Net asset value - end of period                       $19.45            $15.26            $17.81                  $16.94
                                                      ======            ======            ======                  ======
Total return                                           27.54%           (11.94)%            7.65%                   6.54%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                            1.59%             1.51%             1.52%                   1.52%+
  Net investment income (loss)                         (0.40)%            0.65%             0.59%                   1.40%+
Portfolio turnover                                       110%              100%              225%                     53%
Net assets at end of period (000 Omitted)             $ --                $128              $155                     $84

 * For the period from the inception of Class I, January 2, 1997, through May 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS International Growth Fund (the Fund) is a diversified series of MFS Series Trust X (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the Fund to certain qualified institutions (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At May 31, 2000, the value of securities loaned was $15,670,926. These loans were collateralized by U.S. Treasury securities of $1,509,020 and cash of $15,019,151 which was invested in the following short-term obligation:

                                                                AMORTIZED COST
                                                        SHARES       AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio        15,019,151     $15,019,151

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended May 31, 2000, $122,363 and $16,026 were reclassified from accumulated undistributed net realized gain on investments and foreign currency transactions and paid-in capital, respectively, to accumulated undistributed net investment income due to differences between book and tax accounting for foreign currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.975% of the Fund's average daily net assets up to $500 million, after which the rate is reduced to 0.90%.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $5,282 for the year ended May 31, 2000.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund incurs an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $35,126 for the year ended May 31, 2000, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $6,248 for the year ended May 31, 2000. Fees incurred under the distribution plan during the year ended May 31, 2000, were 0.50% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $309 and $9 for Class B and Class C shares, respectively, for the year ended May 31, 2000. Fees incurred under the distribution plan during the year ended May 31, 2000, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended May 31, 2000, were $1,861, $140,115, and $2,777 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $116,807,836 and $113,852,830, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $115,543,696
                                                                 ------------
Gross unrealized appreciation                                    $ 16,755,502
Gross unrealized depreciation                                      (6,790,739)
                                                                 ------------
    Net unrealized appreciation                                  $  9,964,763
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                            YEAR ENDED MAY 31, 2000               YEAR ENDED MAY 31, 1999
                                     ------------------------------       -------------------------------
                                          SHARES             AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           17,262,145      $ 308,924,901        19,265,541       $ 313,672,087
Shares issued to shareholders in
  reinvestment of distributions            --                --                80,466           1,204,607
Shares reacquired                    (17,008,605)      (306,103,555)      (19,483,471)       (318,825,781)
                                     -----------      -------------       -----------       -------------
    Net increase (decrease)              253,540      $   2,821,346          (137,464)      $  (3,949,087)
                                     ===========      =============       ===========       =============

Class B Shares
                                            YEAR ENDED MAY 31, 2000               YEAR ENDED MAY 31, 1999
                                     ------------------------------       -------------------------------
                                          SHARES             AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                            2,308,759      $  40,847,049         1,382,116       $  22,299,934
Shares issued to shareholders in
  reinvestment of distributions            --                --                76,087            1,131,101
Shares reacquired                     (2,257,997)       (39,672,150)       (1,998,294)        (31,687,051)
                                     -----------      -------------       -----------       -------------
    Net increase (decrease)               50,762      $   1,174,899          (540,091)      $  (8,256,016)
                                     ===========      =============       ===========       =============

Class C Shares
                                            YEAR ENDED MAY 31, 2000               YEAR ENDED MAY 31, 1999
                                     ------------------------------       -------------------------------
                                          SHARES             AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                            3,099,197      $  52,523,520         3,492,233       $  56,401,138
Shares issued to shareholders in
  reinvestment of distributions            --                --                 6,506              96,225
Shares reacquired                     (3,034,523)       (51,469,976)       (3,448,938)        (55,848,685)
                                     -----------      -------------       -----------       -------------
    Net increase                          64,674      $   1,053,544            49,801       $     648,678
                                     ===========      =============       ===========       =============

Class I Shares
                                            YEAR ENDED MAY 31, 2000               YEAR ENDED MAY 31, 1999
                                     ------------------------------       -------------------------------
                                          SHARES             AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                7,202      $     119,742             2,259       $      34,678
Shares issued to shareholders in
  reinvestment of distributions           --                --                    206               3,103
Shares reacquired                        (15,586)          (301,806)           (2,759)            (48,326)
                                     -----------      -------------       -----------       -------------
    Net decrease                          (8,384)     $    (182,064)             (294)      $     (10,545)
                                     ===========      =============       ===========       =============

(6) Line of Credit
The Fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. Interest expense incurred on the borrowings amounted to $22,050 for the year ended May 31, 2000. The average dollar amount of borrowings was $319,006 and the weighted average interest rate on these borrowings was 6.19%. A commitment fee of $784, which is based on the average daily unused portion of the line of credit, is included in miscellaneous expense.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust X and Shareholders of MFS International Growth Fund:

We have audited the accompanying statements of assets and liabilities of MFS International Growth Fund, including the schedule of portfolio investments, as of May 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from October 24, 1995 (commencement of operations) to May 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International Growth Fund at May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period October 24, 1995 (commencement of operations) to May 31, 1996, in conformity with accounting principles generally accepted in the United States.

                                            /s/ ERNST & YOUNG LLP
Boston, Massachusetts
July 7, 2000

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

   IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

   FOR THE YEAR ENDED MAY 31, 2000, INCOME FROM FOREIGN SOURCES WAS
   $2,494,450, AND THE FUND DESIGNATED A FOREIGN TAX CREDIT OF $215,537.
--------------------------------------------------------------------------------

MFS(R) INTERNATIONAL GROWTH FUND

TRUSTEES                                                  SECRETARY
J. Atwood Ives+ - Chairman and Chief Executive            Stephen E. Cavan*
Officer, Eastern Enterprises (diversified services
company)                                                  ASSISTANT SECRETARY
                                                          James R. Bordewick, Jr.*
Lawrence T. Perera+ - Partner, Hemenway
& Barnes (attorneys)                                      CUSTODIAN
                                                          State Street Bank and Trust Company
William J. Poorvu+ - Adjunct Professor, Harvard
University Graduate School of Business                    AUDITORS
Administration                                            Ernst & Young LLP

Charles W. Schmidt+ - Private Investor                    INVESTOR INFORMATION
                                                          For information on MFS mutual funds, call your
Arnold D. Scott* - Senior Executive                       investment professional or, for an information
Vice President, Director, and Secretary,                  kit, call toll free: 1-800-637-2929 any business
MFS Investment Management                                 day from 9 a.m. to 5 p.m. Eastern time (or leave a
                                                          message anytime).
Jeffrey L. Shames* - Chairman and Chief
Executive Officer, MFS Investment Management              INVESTOR SERVICE
                                                          MFS Service Center, Inc.
Elaine R. Smith+ - Independent Consultant                 P.O. Box 2281
                                                          Boston, MA 02107-9906
David B. Stone+ - Chairman, North American
Management Corp. (investment adviser)                     For general information, call toll free:
                                                          1-800-225-2606 any business day from
INVESTMENT ADVISER                                        8 a.m. to 8 p.m. Eastern time.
Massachusetts Financial Services Company
500 Boylston Street                                       For service to speech- or hearing-impaired, call
Boston, MA 02116-3741                                     toll free: 1-800-637-6576 any business day from 9
                                                          a.m. to 5 p.m. Eastern time. (To use this service,
DISTRIBUTOR                                               your phone must be equipped with a
MFS Fund Distributors, Inc.                               Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                                     For share prices, account balances, exchanges, or
                                                          stock and bond outlooks, call toll free:
CHAIRMAN AND PRESIDENT                                    1-800-MFS-TALK (1-800-637-8255) anytime from a
Jeffrey L. Shames*                                        touch-tone telephone.

PORTFOLIO MANAGER                                         WORLD WIDE WEB
David R. Mannheim*                                        www.mfs.com

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


+ Independent Trustee
* MFS Investment Management

MFS(R) INTERNATIONAL GROWTH FUND                                    ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
  We invented the mutual fund(R)                                    ------------

500 Boylston Street
Boston, MA 02116-3741






(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                             MIF-2  7/00  28.5M  86/286/386/886